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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:   December 19, 2003


                        HORACE MANN EDUCATORS CORPORATION
             (Exact name of registrant as specified in its charter)



       Delaware                       1-10890                    37-0911756
(State of incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)



              1 Horace Mann Plaza, Springfield, Illinois 62715-0001 (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code: 217-789-2500

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Item 5:   Other Events and Regulation FD Disclosure

         On December 19, 2003, A.M. Best Company issued a press release announcing (1) assignment of indicative ratings of "bbb-" to unsecured senior debt, "bb+" to subordinated debt and "bb" to preferred stock to Horace Mann Educators Corporation's $300 million universal shelf offering filed with the Securities and Exchange Commission on December 16, 2003 and (2) affirmation of the Company's "A-" financial strength ratings and "bbb-" debt ratings. All ratings have been assigned stable outlooks. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 7:   Financial Statements and Exhibits

          (c)  Exhibits.

               99.1 Press release issued by A.M. Best Company on December 19,
                    2003 regarding the financial strength and debt ratings of Horace Mann Educators Corporation.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        HORACE MANN EDUCATORS CORPORATION


                         By:             /s/ Bret A. Conklin
                            ----------------------------------------------------
                            Name:  Bret A. Conklin
                            Title: Senior Vice President & Controller
                                   (Principal Accounting Officer)


Date: December 19, 2003